                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         IDS Life Special Income Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                          IDS LIFE SPECIAL INCOME FUND
                           901 MARQUETTE AVENUE SOUTH
                                   SUITE 2810
                       MINNEAPOLIS, MINNESOTA 55402-3268

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 1994

                                                              September 17, 1994

Dear Shareholder:

    As an owner of, participant in, or person receiving annuity payments from (collectively the "shareholders" to simplify the following discussions) an annuity invested in IDS Life Special Income Fund, Inc. (the "Fund"), you are invited to attend the regular shareholder meeting of the Fund. The meeting will be held at 2:00 p.m. on November 9, 1994, at the Marquette Hotel, 7th and Marquette, Minneapolis, Minnesota in the Lake Superior Room on the fourth floor. The purposes of the meeting include the election of Board members, consideration of a new agreement between the Fund and IDS Life Insurance Company ("IDS Life") with changes in the fee structure, and changes to the Fund's investment policies. The agenda for the meeting is on the next page.
    Please take the time to read the proxy statement which discusses each agenda item. The Board of Directors has approved the proposals and recommends that you vote in favor of each item. If you were a shareholder on September 11, 1994, you may vote at the meeting or any adjournment of the meeting. We hope you can attend. For those of you who cannot attend, the enclosed card is for your vote. Please be sure to sign the card and return it to us as soon as possible in the enclosed postage-paid envelope. The latest annual report was previously mailed to you.

                                                 LESLIE L. OGG
                                                 Secretary

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. PLEASE FILL IN AND SIGN THE ENCLOSED CARD. PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.

                                     AGENDA

(1) To elect 14 Board members;

(2) To ratify or reject the selection of KPMG Peat Marwick as the independent auditors for the Fund;

(3) To approve or reject a new Investment Management and Services Agreement with IDS Life with an increase in the fee;

(4) To approve or reject a change in the investment policies of the Fund to permit the Fund to invest all of its assets in another investment company with substantially the same investment objectives, policies and restrictions as the Fund;

(5) To approve or reject changes to certain of the Fund's fundamental investment policies;

(6) To transact any other business that comes before the meeting.

                                PROXY STATEMENT

    As an owner of, participant in, or person receiving annuity payments from (collectively the "shareholders" to simplify the following discussions) an annuity invested in IDS Life Special Income Fund, Inc. (the "Fund") you are invited to the regular shareholder meeting of the Fund, issues will be voted on as described below.
    On September 11, 1994, the Fund had         shares outstanding. Although you
will vote the shares, all of the outstanding shares are held by IDS Life Insurance Company ("IDS Life") and IDS Life Insurance Company of New York ("IDS Life of New York"), a wholly-owned subsidiary of IDS Life. On July 31, 1994, IDS Life held 135,328,895 shares for 213,019 persons with voting rights and IDS Life of New York held 6,094,926 shares for 9,232 persons with voting rights.
    IDS Life and IDS Life of New York are each responsible for mailing this proxy material to you. You will notify IDS Life or IDS Life of New York, as the case may be, as to how you want your shares voted. IDS Life and IDS Life of New York will vote the shares held in proportion to the instructions they receive. If proper instructions are not received, the shares will be voted in the same ratio as those shares for which proper instructions were received from other shareholders. It is estimated that this proxy statement will be mailed on September 17, 1994.
    To avoid the cost of further solicitation, it is important for you to vote promptly. If you think you might not attend, please complete the card. If your plans change and you can attend, simply see the Secretary at the meeting and tell him you will be voting your shares in person. Also, if you change your mind after you send in the card, you may change your vote or revoke it by writing us or by sending another card. Make sure you sign and date the card and return it to us.

                         (1) ELECTION OF BOARD MEMBERS

    The Board has set the number of persons who serve on the Board at 14. Each Board member will serve until the next regular meeting or until he or she reaches the mandatory retirement age established by resolution of the Board. Under the current resolution of the Board, members who were serving on the Board of any fund in the IDS MUTUAL FUND GROUP (the "GROUP") on January 1, 1988, serve until the end of the meeting of the Board following their 75th birthday and all other members serve through the meeting following their 70th birthday.
    In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares attributed to you, including fractional shares, multiplied by the number of members to be elected. By completing the card, you give the proxies the right to vote for the persons named below. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.
    The persons nominated to serve on the Board are set forth below. Each of the nominees is a nominee for trustee or director of each of the other funds within the GROUP except for James Mitchell. Mr. Mitchell is a nominee of each of the funds offered only through annuity contracts ("Life Funds"). The GROUP currently consists of 42 funds with assets of approximately $44 billion. Each nominee was elected a member of the Board at the last meeting except for Lynne Cheney, David Hubers, Heinz Hutter and Angus Wurtele.
    All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information about each nominee is provided below. It includes the period of service as a Board member of funds in the GROUP, the number of shares each owns in all the funds in the GROUP and the current committee assignments. None of the nominees own shares in this Fund. Election requires a vote by a majority of the shares present or represented at the meeting.

LYNNE V. CHENEY         Board member since 1994                           Age 53

Distinguished Fellow, American Enterprise Institute for Public Policy Research. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockhead Corporation, and the Interpublic Group of Companies, Inc. (advertising).

Shares owned:         GROUP
Committee assignment: Audit

ROBERT F. FROEHLKE      Board member since 1987                           Age 71

Former president of all funds in the GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

Shares owned:         GROUP
Committee assignments: Contracts, Executive, Personnel

DAVID R. HUBERS**       Board member since 1993                           Age 51

President, chief executive officer and director of IDS. Previously, senior vice president, finance and chief financial officer of IDS.

Shares owned:         GROUP

HEINZ F. HUTTER         Board member since 1994                           Age 65

President  and  chief  operating   officer,  Cargill,  Incorporated   (commodity
merchants and processors) since February 1991. Executive vice president from 1981 to February 1991.

Shares owned:         GROUP

ANNE P. JONES           Board member since 1985                           Age 59

Partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Shares owned:         GROUP
Committee assignment: Contracts

DONALD M. KENDALL       Board member since 1968                           Age 73

Former chairman and chief executive officer, PepsiCo, Inc.

Shares owned:         GROUP
Committee assignment: Audit

MELVIN R. LAIRD         Board member since 1974                           Age 72

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Chairman of the board, COMSAT Corporation, former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

Shares owned:         GROUP
Committee assignment: Personnel

LEWIS W. LEHR           Board member since 1986                           Age 73

Former chairman of the board and chief executive officer, Minnesota Mining and Manufacturing Company (3M). Director, Jack Eckerd Corporation (drugstores). Advisory Director, Peregrine Inc. (microelectronics).

Shares owned:         GROUP
Committee assignments: Audit, Personnel

JAMES A. MITCHELL**     Board member since 1984                           Age 53

Executive Vice President, IDS. Chairman of the Board and Chief Executive Officer, IDS Life.

Shares owned:         GROUP

WILLIAM R. PEARCE*      Board member since 1980                           Age 66

President of all funds in the GROUP since June 1993. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Shares owned:         GROUP
Committee assignments: Contracts, Executive

EDSON W. SPENCER        Board member since 1991                           Age 68

President, Spencer Associates Inc. (consulting). Chairman of the board, Mayo Foundation (healthcare). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products) and CBS Inc. Member of International Advisory Councils, Robert Bosch (Germany) and NEC (Japan).

Shares owned:         GROUP
Committee assignments: Audit, Executive

JOHN R. THOMAS**        Board member since 1987                           Age 57

Senior vice president and director of IDS.

Shares owned:         GROUP

WHEELOCK WHITNEY        Board member since 1977                           Age 68

Chairman, Whitney Management Company (manages family assets).

Shares owned:         GROUP
Committee assignment: Audit, Contracts, Executive, Personnel

C. ANGUS WURTELE        Board member since 1994                           Age 60

Chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

Shares owned:        GROUP

 *Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, director, securityholder and/or employee of IDS or American Express Company ("American Express").

 +Shares owned by family members in which nominee disclaims any beneficial ownership.

    As of September 1, 1994, all executive officers and Board members as a group beneficially owned directly or indirectly less than 1% of the shares of the Fund.
    The committees have been appointed to facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. It focuses on investment activities, routine compliance issues and oversight of various operational functions. The Joint Audit Committee meets with representatives of the independent auditors to consider the scope of annual audits and reviews the results of those audits. It receives reports from IDS Internal Audit that pertain to the Fund's operations and addresses special areas of concern. The Contracts Committee, under the full Board's direction, negotiates contracts and monitors, evaluates and reports to the Board the performance under the terms of those contracts. The Joint Personnel Committee makes recommendations with respect to the composition of the Board and the compensation of the members, officers and staff of the Fund. Candidates for vacancies on the Board must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders. Shareholders wishing to suggest candidates should write in care of Joint Personnel Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.
    Over the last fiscal year, the Board held 10 meetings, the Executive Committee met twice a month, and the Audit, Contracts and Personnel Committees met 5, 4 and 6 times respectively. Average attendance at the Board was 92% and no nominee attended less than 75% of the meetings of the Board and the committees on which she or he serves except for James Mitchell (70%).
    Members who are not officers of the Fund or directors of IDS receive an annual fee and retirement benefits from the Fund. They also receive attendance and other fees, the cost of which the Fund shares with the other funds in the GROUP. Members of this Fund's Board receive an annual fee of $2,250 and upon retirement at age 70, or earlier if for health reasons, such members receive monthly payments equal to 1/2 of the annual fee divided by 12 for as many months as the member served on the Board up to 120 months or until the date of death. There are no death benefits and the plan is not funded. The fees shared with other funds are those for attendance for meetings of the Contracts Committee or Board, $500, meetings of the Audit, Executive, and Personnel Committees, $300, out-of state, $500, and Chair of Contracts Committee, $5,000. Expenses also are reimbursed.
    During the last fiscal year, the members of the Board, for attending up to 49 meetings, received the following compensation, in total, from all the funds in the GROUP.

                        NOMINEE COMPENSATION FROM GROUP

                                         Retirement     Estimated
                          Aggregate       Benefits       Annual      Total Cash
                        Compensation     Accrued as    Benefit on   Compensation
Nominee                   from Fund    Fund Expenses   Retirement    from GROUP
- ----------------------  -------------  --------------  -----------  -------------
Lynne V. Cheney
Robert F. Froehlke
 (part of year)
Anne P. Jones
Donald M. Kendall
Melvin R. Laird
Lewis W. Lehr
William R. Pearce
 (part of year)
Edson W. Spencer
Wheelock Whitney

    Besides Mr. Pearce, who is president, the Fund's other officers are:
    Leslie L. Ogg, 56, Vice president and general counsel of all publicly offered funds in the GROUP since 1978. Vice president and secretary of the Life Funds and treasurer and secretary of all publicly offered funds in the GROUP since July 1989.
    Robert O. Schneider, 63, Controller of the Fund since 1982. [IDS title] Melinda S. Urion, 40, Treasurer of the Fund since 19 . [IDS title]
    William N. Westhoff, 47, Vice President -- Investments since 1991. [IDS title]
    Officers serve at the pleasure of the Board.
    During the last fiscal year, no officer earned more than $60,000 from the Fund. All officers as a group (five persons) earned cash compensation from the Fund, including salaries and thrift plan, of $46,130 for the last fiscal year.

                     (2) RATIFY OR REJECT THE SELECTION OF
                   KPMG PEAT MARWICK AS INDEPENDENT AUDITORS

    For the fiscal year ending August 31, 1995, KPMG Peat Marwick has been selected to serve as the independent auditors for the Fund. This selection was made by the members of the Board who are not officers of the Fund or associated with the investment manager pursuant to a recommendation by the Joint Audit Committee. When a meeting of shareholders is held, the selection also is considered by the shareholders.
    The audit services provided to the funds in the GROUP by KPMG Peat Marwick include the examination of the annual financial statements, assistance in connection with filings with the Securities and Exchange Commission (the "SEC") and meeting with the Joint Audit Committee. A representative of KPMG Peat Marwick is expected to be at the meeting and will have the opportunity to make a statement and answer questions.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to ratify the selection of the independent auditors. Ratification of the selection requires a vote by a majority of the shares present or represented at the meeting. If the selection of the independent auditors is not ratified, the Board will consider what further action must be taken.

                     (3) APPROVE OR REJECT A NEW INVESTMENT
                       MANAGEMENT AND SERVICES AGREEMENT
                          WITH AN INCREASE IN THE FEE

    IDS Life and its affiliates have provided the Fund investment advice, administrative services, transfer agent services and distribution since the Fund began operation.
    The Fund is considering a change in its current fee structure.
    Under the proposed contract, based on the net asset values and the number of accounts invested in in the Fund in 1993, shareholders would have paid an additional $.10 for each $1,000 invested.
    BOARD DELIBERATIONS. In February, Board members who are not affiliated with IDS (the "independent members") began an evaluation of the proposed contract against two standards: first, it had to offer important benefits both to the Fund and its shareholders and, second, it had to be fair to the Fund and its shareholders. In the course of this evaluation, independent members met with representatives of American Express, the parent company of IDS and IDS Life to discuss the business plans of both companies. Also, they reviewed the changes taking place in the money management industry with noted research analysts and industry executives. And, they considered the benefits existing shareholders derive from continued growth of the Fund and tested the fairness of contract terms by employing the services of consultants considered experts in their fields.

    Independent members of the Board also reviewed five performance reports prepared by IDS and IDS Life and an extensive review of those reports by Price Waterhouse, a service it has provided the Fund in each of the past 13 years. The five reports, prepared for the Fund each year by IDS and IDS Life, cover investment performance, shareholder services, compliance, sales and marketing, and IDS' profitability from its relationships with all funds in the GROUP. In addition, they considered information provided by IDS and IDS Life in response to questions asked by the independent members and the Fund's staff and from various periodic reports given to the Board or to committees of the Board.
    CURRENT INVESTMENT MANAGEMENT AND SERVICES AGREEMENT. Currently, IDS Life provides investment advice and administrative services to the Fund under an Investment Management and Services Agreement (the "IMS Agreement") which was last approved by shareholders on November 13, 1991. At that time, shareholders approved a change in the rate of the fee payable to IDS Life.
    The fee paid IDS Life for its services under the IMS Agreement is based on two components. The first component of the fee, a group asset charge, is based on a graduated scale applied to the net assets of all the funds, except the money-market funds, in the GROUP. The scale begins at 0.46% of net assets for the first $5 billion and declines for each additional $5 billion until a fee of 0.32% is paid for net assets exceeding $50 billion. The second component, an individual asset charge, is a fixed fee of 0.25% of the net assets of the Fund itself. Under the Investment Advisory Agreement ("Advisory Agreement") with IDS, dated July 11, 1984, IDS Life pays IDS for investment advice at a rate of 0.25% of the Fund's average daily net assets (0.50% for Life International Equity
Fund). The complete group asset charge schedule and net assets for all funds in the GROUP appear under the caption "Certain Information Concerning IDS" which follows later in this proxy statement.
    In addition to paying its own management fee, brokerage costs and certain taxes, the Fund pays IDS Life or its affiliates an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with the Fund's operations. The expenses which the Fund has agreed to reimburse are: custodian fees and expenses; audit expenses; costs of items sent to shareholders; postage; fees and expenses of directors who are not officers or employees of IDS Life or its affiliates; fees and expenses of attorneys; costs of fidelity and surety bonds; SEC registration fees; expenses of preparing prospectuses and of printing and distributing prospectuses to existing shareholders; losses due to theft or other wrongdoing, or due to liabilities not covered by bond or agreement; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the Fund, approved by the Board. All other expenses are borne by IDS Life.

    PROPOSED INVESTMENT MANAGEMENT AND SERVICES AGREEMENT. The proposed agreement is the same as the current IMS Agreement except that: (a) the fee is based solely on the assets of the Fund, not on assets of the GROUP and on the unique characteristics of the Fund, including the Fund's use of the services provided by IDS in the areas of investment research, portfolio management and investment services and (b) in order to facilitate the implementation of a master/feeder structure in the future, certain provisions relating to administration and accounting services have been eliminated. IDS will continue to provide those administration and accounting services under a separate Administrative Services Agreement (the "Admin Agreement"). A copy of the proposed IMS Agreement reflecting these changes is set forth as Exhibit A. The proposed fees under the IMS Agreement and the Admin Agreement are shown below:

                                 PROPOSED FEES

               PROPOSED IMS
                AGREEMENT         PROPOSED ADMIN AGREEMENT
  Assets      Annual Rate At           Annual Rate At
(Billions)   Each Asset Level         Each Asset Level
- ----------   ----------------   -----------------------------
First $1            0.%                          0.%
Next $1             0.                           0.
Next $1             0.                           0.
Next $3             0.                           0.
Over $6             0.                           0.

    Based on the current net assets in the GROUP, the effective rate paid by the Fund under the current IMS Agreement is 0. % and under the proposed IMS Agreement is 0. %. In subsequent years, the Board could consider changing the fees under the Admin Agreement without shareholder approval.
    On July 31, 1994, the Fund's net assets were approximately $1.6 billion; for 1993, approximately $1.6 billion; and for 1992, approximately $1.1 billion.
    The Board's independent members based their evaluation of the proposed IMS Agreement on a number of factors. The IDS annual report on investment performance describes the total return of each of the funds in the GROUP; reviews IDS' organizational structure and the performance of the portfolio managers; and provides other information about IDS' and IDS Life's qualifications to serve as investment adviser. Periodic reports to committees of the Board reflect the ability of IDS and IDS Life to actually carry out the duties of administrator which include, among other things, pricing portfolios, maintaining accurate accounting records, issuing timely financial and tax reports, and complying with federal and state requirements. Terms of the proposed contract, especially the graduated fee scale and the types of expenses paid by the Fund, were compared to those of other investment companies deemed by a respected, independent industry authority most comparable to the Fund. The independent members concluded that IDS Life has the qualifications needed to serve the Fund as investment adviser under the IMS Agreement. Overall the funds in the GROUP have benefited from IDS Life's accurate and timely recordkeeping and, as a GROUP, a majority of funds are consistently in the second quartile of their competitive groupings.
    - BROKERAGE. The Fund executes some portfolio transactions through American Enterprise Investment Services Inc., a wholly owned subsidiary of IDS, at advantageous rates. Executions of the Fund's remaining portfolio transactions are through other brokerage firms at competitive rates which enable IDS to receive services, such as market research, that benefit the Fund.
    - CUSTODIAN. IDS Trust Company serves as custodian for the assets of the Fund. The contract is reviewed annually to determine that IDS Trust Company provides required custodial services at least equal in scope and quality to those provided by others at rates that are fair and reasonable in light of the usual and customary charges made by others.
    CURRENT AND PRO FORMA DATA. For the last fiscal year, fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed IMS Agreement and proposed Admin Agreement had been in effect are shown below:

                                 FUND EXPENSES
                   (AS A PERCENT OF AVERAGE DAILY NET ASSETS)

                                                          Actual      Pro Forma
                                                       ------------  ------------
Annual Operating Expenses
  IMS Agreement
  Other Expenses
Total Fund Operating Expenses

    EXAMPLE: Suppose for each year for the next 10 years, fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

  1 year       3 years      5 years     10 years
- -----------  -----------  -----------  -----------

    If  the proposed IMS Agreement  had been in effect,  in the last fiscal year
the Fund would have paid $        to IDS Life under that agreement, an  increase
of   %.
    For the last fiscal year, IDS Life received $        from the Fund under the
IMS  Agreement. In addition, IDS received  $       from IDS Life pursuant to the
Advisory Agreement.

    BASIS OF RECOMMENDATION BY THE BOARD ON THE PROPOSED IMS AGREEMENT. In reaching its recommendation to shareholders, the members of the Board considered the scope and quality of all services IDS and IDS Life have provided and expect to provide under the proposed contract. They considered IDS and IDS Life's present distribution strategies, past success and willingness to invest additional resources in developing new markets for the Fund. They noted IDS and IDS Life's commitment to compliance with all applicable laws and regulations and the benefits IDS and IDS Life receive from relationships with the Fund. The members considered IDS and IDS Life's investment performance; the Fund's expense ratio; the profitability IDS and IDS Life realize from investment company operations; and the trend of IDS and IDS Life profitability from fund operations as well as that of other investment managers. The members of the Board concluded the services provided, measured in both scope and quality, have been above average in the industry; investment performance for funds in the GROUP in most years has been consistent and generally a majority of the funds perform above the median of a group of their competitive funds; expense ratios remain in line with other funds; and IDS and IDS Life's profitability is not unreasonable. Based on its conclusions, the members of the Board have approved the proposed IMS Agreement and recommend unanimously that the shareholders approve it.
    On May 12, 1994, at a meeting called for the purpose of considering the proposed IMS Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed IMS Agreement. After the second year, the proposed IMS Agreement will continue from year to year provided continuance is approved at least annually by the Board. The proposed IMS Agreement may be terminated without penalty either by the Board, by IDS Life or by a vote of a majority of the outstanding shares of the Fund.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the proposed IMS Agreement. Approval requires the affirmative vote of the majority of the outstanding shares of the Fund which the Investment Company Act of 1940 (the "1940 Act") defines as 67% or more of the shares represented at the meeting held to consider the issue if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less.

               (4) APPROVE OR DISAPPROVE A NEW INVESTMENT POLICY
                        TO PERMIT THE FUND TO INVEST ALL
                  OF ITS ASSETS IN AN INVESTMENT COMPANY WITH
                 SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES,
                     POLICIES AND RESTRICTIONS AS THE FUND

    At some future time the Board may determine that it is in the best interests of the Fund and its shareholders to create what is known as a master/feeder fund structure. Such a structure allows several investment companies and other investment groups, including pensions plans and trust accounts, to have their investment portfolios managed as a combined pool called the master fund. The purpose of the structure is to achieve operational efficiencies. The master/feeder structure will be implemented for the Fund only if the Board determines that it is in the best interest of the Fund and its shareholders and any issues relating to current interpretations and federal tax laws are resolved.
    Currently, the Fund's investment policies, including those pertaining to investing all of its assets in one company, would prohibit the master/feeder structure. The Board recommends that shareholders adopt the following investment policy: "NOTWITHSTANDING ANY OF THE FUND'S OTHER INVESTMENT POLICIES, THE FUND MAY INVEST ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS AS THE FUND FOR THE PURPOSE OF HAVING THOSE ASSETS MANAGED AS PART OF A COMBINED POOL."
    Adoption of this policy will permit the Fund to invest its assets in a master fund, without any additional vote of shareholders. The Fund's operations and services will not be affected. Even though the assets are invested in securities of the master fund, you will continue to receive information about the underlying investments the same as you now receive in your annual and semi-annual reports. Fees and expenses are not expected to increase as a result of that change.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the new investment policy. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the change is not approved, the Fund will continue to operate in the same fashion as it is now operating.

             (5) APPROVE OR REJECT CHANGES TO FUNDAMENTAL POLICIES

    The Fund has a number of investment policies that can be changed only with approval of shareholders. These policies are referred to as "fundamental" policies. Policies that can be changed by the Board are called "non-fundamental". The Board recommends changing the fundamental policies described below. These policies were established a number of years ago. New investment strategies and new investment instruments continue to be created and developed. If the policies are changed to non-fundamental or revised, the Fund will have the flexibility to use those strategies and instruments promptly without incurring the cost of shareholder meetings. Some policies were established to conform to the requirements of federal law that existed at the time. These policies do not need to be fundamental under those laws and, if changed to non-fundamental, the Board could react to changes in the laws.
    A. PERMIT THE FUND TO BUY ON MARGIN OR SELL SHORT TO THE EXTENT PERMITTED BY THE BOARD. Currently, the Fund is prohibited from buying on margin or selling short. Buying on margin is borrowing money to buy securities and selling short is selling securities the Fund does not own. Both strategies are cash market transactions that create leverage but are appropriate if properly used. Leveraging occurs when the market value of an investment changes significantly more than the amount of cash invested. Under existing investment policies, the Fund can implement the same type of strategies using derivative instruments. Depending on market conditions, however, it may be preferable to pursue a strategy in the cash market instead of the derivatives market. To assure the proper use of leverage transactions, the Fund imposes limitations. One limitation is that its investment portfolio must have investment performance characteristics similar to those it would have if all of its assets were invested in the cash market. Accordingly, its investment portfolio overall will not be leveraged. If the policies pertaining to use of margin and short-selling are non-fundamental, as market conditions change, the Board can consider requests of the portfolio manager to employ investment strategies using these techniques.
    B. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OTHER INVESTMENT COMPANIES. The Fund is prohibited from investing in other investment companies except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. This policy was adopted to conform to current law. It may be appropriate to make such investments in ways other than open market purchases in the future if the law changes. If the policy is changed to non-fundamental, the Board could react to changes in the law.
    C. PERMIT THE BOARD TO ESTABLISH POLICIES WHEN THE FUND COULD MAKE AN INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGING THE COMPANY. The Fund is prohibited from making investments to control or manage a company. While it is not the intent of the Fund to control or manage a company and it generally is precluded from doing so by various laws, from time to time one of its investments may experience financial difficulties. It may be in the interest of the Fund to make an additional investment while at the same time asserting some influence regarding management.
    D.  PERMIT  THE BOARD TO  ESTABLISH POLICIES  FOR INVESTING IN  OIL, GAS  OR
OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS. Currently, the law limits investments by the Fund in oil, gas or other mineral exploration or development programs. Should the law change, the Board could establish appropriate guidelines.
    E. PERMIT THE BOARD TO ESTABLISH POLICIES WITH RESPECT TO INVESTMENTS IN ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets in securities and derivative instruments that cannot be sold in the ordinary course of business. Changing this policy to non-fundamental would permit the Board to change the limit as appropriate.
    F. REVISE THE FUNDAMENTAL POLICY ON MAKING LOANS. Currently, the Fund has a fundamental policy prohibiting it from making cash loans. It is proposed to revise the policy to state that "THE FUND MAY NOT MAKE CASH LOANS, IF THE TOTAL COMMITMENT AMOUNT EXCEEDS 5% OF THE FUND'S TOTAL ASSETS." In certain circumstances the Fund may make investments, such as purchasing short-term debt instruments from banks, that may be considered cash loans. The Fund will not make loans to affiliated companies or to any individual.
    G. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE. Currently, the Fund has a fundamental policy that states that the Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may enter into futures contracts. It is proposed to separate the policy into two parts. The commodities policy will remain unchanged. The real estate policy will be revised as follows: "THE FUND WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS." The Fund does not expect to hold real estate directly. However, it may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you approve the proposed changes in the Fund's fundamental policies. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the changes are not approved, the Fund will continue to operate in accordance with its current investment policies.

                    CERTAIN INFORMATION CONCERNING IDS LIFE

    PRESIDENT AND BOARD OF DIRECTORS OF IDS LIFE. Richard W. Kling is President and James A. Mitchell is Chief Executive Officer of IDS Life. Listed below are the names and principal occupations of the directors of IDS Life as of July 31, 1994. The address of each director is IDS Tower 10, Minneapolis, Minnesota 55440-0010.

Name                   Principal Occupation
- ---------------------  ------------------------------------------------
Louis C. Fornetti      Senior Vice President and Chief Financial
                         Officer, IDS

David R. Hubers        President and Chief Executive Officer, IDS

Richard W. Kling       President

Paul F. Kolkman        Vice President

Peter A. Lefferts      Executive Vice President

Janis E. Miller        Executive Vice President

James A. Mitchell      Chairman of the Board and Chief Executive
                         Officer

Barry J. Murphy        Executive Vice President

Stuart A. Sedlacek     Vice President

Melinda S. Urion       Vice President and Corporate Controller

    IDS Life and IDS Life of New York are the record holders of all outstanding shares of the Life Funds. These shares were purchased and are currently held by IDS Life and IDS Life of New York pursuant to instructions from shareholders of annuity contracts issued by IDS Life and IDS Life of New York.
    OWNERSHIP AND HEADQUARTERS OF IDS LIFE. The mailing address of IDS Life is IDS Tower 10, Minneapolis, Minnesota 55440-0010. IDS Life is a wholly-owned subsidiary of IDS, IDS Tower 10, Minneapolis, Minnesota 55440-0010.

                       CERTAIN INFORMATION CONCERNING IDS

    IDS is the adviser or subadviser for the 42 funds in the GROUP. The size of each fund, as of July 31, 1994, and the fee schedule for each fund under its management agreement are shown below:

Name                        Net Assets
- -----------------------  ----------------
Publicly Offered Funds
 (Non-Money Market):
 -------------------
Blue Chip
  Advantage............  $    142,209,588
Bond...................     2,259,063,867
California
  Tax-Exempt...........       258,866,435
Discovery..............       522,606,718
Diversified Equity
  Income...............       864,567,489
Equity Plus............       607,697,337
Extra Income...........     1,671,295,135
Federal Income.........     1,029,328,886
Global Bond............       452,984,951
Global Growth..........       568,444,460
Growth.................       951,623,593
High Yield.............     6,356,086,929
Insured
  Tax-Exempt...........       533,030,027
International..........       721,297,012
Managed
  Retirement...........     2,127,121,745
Massachusetts
  Tax-Exempt...........        72,980,822
Michigan
  Tax-Exempt...........        77,856,447

Name                        Net Assets
- -----------------------  ----------------

Minnesota
  Tax-Exempt...........  $    415,296,413
Mutual.................     3,036,337,955
New Dimensions.........     4,110,064,854
New York
  Tax-Exempt...........       121,406,333
Ohio
  Tax-Exempt...........        72,861,916
Precious Metals........        68,615,909
Progressive............       268,085,661
Selective..............     1,510,417,028
Stock..................     2,288,148,561
Strategy --
  Aggressive
    Equity.............       642,558,227
  Equity...............     1,145,543,613
  Income...............       706,837,475
  Short-Term Income....       217,227,269
  Worldwide Growth.....       276,483,905
Tax-Exempt Bond........     1,190,034,011
Utilities Income.......       658,813,634

Life Funds Offered Only Through Annuities
 (Non-Money Market):
- -------------------

Aggressive Growth.......  $  669,816,381
Capital Resource........   2,714,729,872

International Equity....  $1,029,638,190
Managed.................   2,414,506,241
Special Income..........   1,577,327,715

Group Asset Charge
- ---------------------------------------------------
 Group Assets       Annual Rate at       Effective
 (in billions)     Each Asset Level     Annual Rate
- ---------------    ----------------     -----------
First $5                      0.46%           0.46%
Next $5                       0.44            0.45
Next $5                       0.42            0.44
Next $5                       0.40            0.43
Next $5                       0.39            0.422
Next $5                       0.38            0.415
Next $5                       0.36            0.407
Next $5                       0.35            0.40
Next $5                       0.34            0.393
Next $5                       0.33            0.387
Over $50                      0.32

- ----------------------------------------------------------------

Individual Asset Charge
- --------------------------------------------------------------------------------
(% of average daily net assets)

Blue Chip Advantage......       0.10%
Bond.....................       0.13
California Tax-Exempt....       0.13
Discovery................       0.23
Diversified Equity
 Income..................       0.14
Equity Plus..............       0.14
Extra Income.............       0.21
Federal Income...........       0.13
Global Bond..............       0.46
Global Growth............       0.46
Growth...................       0.23
High Yield...............       0.11
Insured Tax-Exempt.......       0.13
International............       0.46
Managed Retirement.......       0.14
Massachusetts
 Tax-Exempt..............       0.13
Michigan
 Tax-Exempt..............       0.13
Minnesota
 Tax-Exempt..............       0.13
Mutual...................       0.14
New Dimensions...........       0.23%
New York
 Tax-Exempt..............       0.13
Ohio Tax-Exempt..........       0.13
Precious Metals..........       0.46
Progressive..............       0.23
Selective................       0.13
Stock....................       0.14
Strategy --
  Aggressive Equity......       0.23
  Equity.................       0.14
  Income.................       0.13
  Short-Term Income......       0.13
  Worldwide Growth.......       0.46
Tax-Exempt Bond..........       0.13
Utilities Income.........       0.14
Life Aggressive Growth...       0.25
Life Capital Resource....       0.25
Life International
 Equity..................       0.50
Life Managed.............       0.25
Life Special Income......       0.25

- ----------------------------------------------------------------

Money Market Funds:
- -------------------

Name                      Net Assets
- ---------------------  ----------------
Cash                   $  1,153,600,779
Planned Investment           25,859,200

Name                      Net Assets
- ---------------------  ----------------
Tax-Free               $    120,773,901
Life Moneyshare             184,907,484

- ----------------------------------------------------------------

                                Asset Charge
                                    (in           Cash         Planned
Money Market Funds               billions)      Tax-Free     Investment      Moneyshare
- ------------------------------  ------------  ------------  -------------  --------------
Cash                            First $1            0.34%         0.20%          0.54%
Planned Investment              Next 0.5            0.32          0.18           0.52
Tax-Free                        Next 0.5            0.30          0.16           0.50
Life Moneyshare                 Next 0.5            0.28          0.14           0.48
                                Over 2.5            0.26          0.12           0.46

    IDS manages investments for its own account and has an investment advisory agreement with a subsidiary, IDS Certificate Company ("IDSC"), a face amount certificate company having total assets, as of July 31, 1994, of approximately $2.8 billion. The current advisory agreement between IDS and IDSC provides for a graduated scale of fees equal on an annual basis to 0.75% of the first $250 million total book value (carrying cost) of assets of IDSC, 0.65% on the next $250 million, 0.55% on the next $250 million, 0.50% on the next $250 million and 0.45% on the value in excess of $1 billion. Not included in this computation are mortgages, real estate and other assets on which IDSC pays a service fee leaving a balance of approximately $2.5 billion.
    IDS has advisory agreements to furnish investment advice to IDS Life relative to investment of the six Life Funds in the GROUP described above as well as the three additional funds listed below. The fee under each advisory agreement is 0.25% of the Fund's average daily net assets (0.50% for Life International Equity Fund). The size of the three additional funds, as of July 31, 1994 is:

                                                                    Net Assets
                                                                 ----------------
IDS Life Variable Annuity A                                      $    228,562,074
IDS Life Variable Annuity B                                           505,695,830
IDS Life Series Fund, Inc. --
  Equity Portfolio                                                    160,257,659
  Government Securities Portfolio                                      11,431,837
  Income Portfolio                                                     34,594,515
  Managed Portfolio                                                   174,232,786
  Money Market Portfolio                                               10,130,671

    There are additional expenses that apply to the variable accounts and the life insurance policies or annuity contracts.

    IDS is paid at a rate of 1% of the net assets for providing investment advice to Sunrise Fund which had net assets of $63,696,199 as of July 31, 1994.
    PRESIDENT AND BOARD OF DIRECTORS OF IDS. David R. Hubers is President and Chief Executive Officer of IDS. Listed below are the names and principal occupations of the directors of IDS as of July 31, 1994. Except as otherwise noted below, the address of each director is IDS Tower, Minneapolis, MN 55440-0010.

Name and Address                              Principal Occupation
- --------------------------------------------  -----------------------------------
Peter J. Anderson                             Sr. Vice President
Karl J. Breyer                                Sr. Vice President and General
                                                Counsel
James E. Choat                                Sr. Vice President
William H. Dudley                             Executive Vice President
Roger S. Edgar                                Sr. Vice President
Gordon L. Eid                                 Sr. Vice President and Deputy
                                                General Counsel
Louis C. Fornetti                             Sr. Vice President
Harvey Golub                                  Chairman, American Express
    American Express
    New York, New York
David R. Hubers                               President and Chief Executive
                                                Officer
Marietta L. Johns                             Sr. Vice President
Susan D. Kinder                               Sr. Vice President
Steven C. Kumagai                             Sr. Vice President
Peter A. Lefferts                             Sr. Vice President
Douglas A. Lennick                            Exec. Vice President
Jonathan S. Linen                             Vice Chairman, American Express
    American Express
    New York, New York
James A. Mitchell                             Exec. Vice President
Barry Murphy                                  Sr. Vice President
Erven A. Samsel                               Sr. Vice President
R. Reed Saunders                              Sr. Vice President
Jeffrey E. Stiefler                           President, American Express
    American Express
    New York, New York

Name and Address                              Principal Occupation
- --------------------------------------------  -----------------------------------
Fenton R. Talbot                              Sr. Vice President, American
    American Express                            Express
    New York, New York
John R. Thomas                                Sr. Vice President
Norman Weaver, Jr.                            Sr. Vice President
William N. Westhoff                           Sr. Vice President
Michael R. Woodward                           Sr. Vice President

    IDS is a wholly owned subsidiary of American Express. American Express is a financial services company located at American Express Tower, World Financial Center, New York, New York.

                                 MISCELLANEOUS

    INVESTMENT DECISIONS, PORTFOLIO TRANSACTIONS AND BROKERAGE. Each investment decision made for the Fund is made independently from any decision made for another fund in the GROUP or other account advised by IDS or IDS Life or any of its subsidiaries. On occasion the Fund and one of the other funds in the GROUP or another client of the investment manager may simultaneously purchase or sell the same security. In that case, IDS or IDS Life executes the transaction in a manner which the Fund agrees in advance is fair. Ordinarily, the transactions of the Fund and another fund or client of IDS or IDS Life will be averaged as to price and allocated as to amount between the Fund and the other fund or client pursuant to a formula considered equitable by the parties to the transactions. Although sharing in large transactions may at times adversely affect the price or volume of securities purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.
    In selecting broker-dealers to execute transactions, IDS or IDS Life may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.
    Under the IMS Agreement, IDS Life has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio and for negotiating brokerage commissions. Under the Advisory Agreement, IDS is authorized to execute trades and negotiate commissions on the Fund's behalf. When IDS acts on IDS Life's behalf for the Fund, IDS follows the procedures described here as applicable to IDS Life.
    IDS Life is directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the Board. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on that basis, consideration will be given to those firms that offer research services. Research services may be used by IDS and IDS Life in providing advice to all the funds in the GROUP or to other accounts advised by IDS and IDS Life and, according to IDS and IDS Life, it is not possible to relate the benefits to any particular fund or account.
    During the last fiscal year, the Fund paid brokerage commissions aggregating $14,954. Substantially all firms through whom transactions were executed provide research services. Transactions amounting to $-0-, on which $-0-in commissions were paid, were specifically directed to firms.
    Certain brokerage transactions were executed through broker-dealer affiliates of IDS as shown in the table below:

                                                                           Percent of
                                                                           Total Value
                                                                               of
                                                              Percent     Trades Where
                               Nature of       Amount of       of All      Commissions
Broker                       Affiliation*     Commissions   Commissions     Were Paid
- -------------------------  -----------------  ------------  ------------  -------------
None                                   1       $                      %              %
                                       2


* Nature of affiliation

  (1) Under common control with IDS as a subsidiary of American Express

  (2) Wholly owned subsidiary of IDS.

    These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge, pursuant to procedures adopted by the Board.
    OTHER BUSINESS. At this time the Board does not know of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.
    SIMULTANEOUS MEETINGS. The regular meeting of shareholders of the Fund is called to be held at the same time as the regular meetings of shareholders of the other funds in the GROUP. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Fund's meeting objects to the holding of a simultaneous meeting, the shareholder may move for an adjournment of the Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of the Fund may be held separately. Should such a motion be made, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.
    SOLICITATION OF PROXIES. The Board is asking for your vote and for you to return the proxy card by mail as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, telegraph or personal contact by financial planners. The expenses of supplementary solicitation will be paid by the Fund.
    SHAREHOLDER PROPOSALS. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If a shareholder has a proposal which she or he feels should be presented to all shareholders, the shareholder should send the proposal to the President of the Fund. The proposal will be considered at a meeting of the Board as soon as practicable. Should it be a matter which would have to be submitted to shareholders, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board deems of such significance as to require a special meeting, such a meeting will be called.
    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of the proposals. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote which have voted in favor of the proposals. They will vote against any adjournment those proxies which have voted against any of the proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

By Order of the Board                       LESLIE L. OGG
September 17, 1994                          Secretary

IMPORTANT! IF YOU DO NOT INTEND TO BE AT THE MEETING IN PERSON, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND MAIL IT AT ONCE. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993

                                                            December 31,
                                                                1993
                                                            -------------
                                                             (Thousands)
                                 ASSETS
Investments:
  Fixed maturities (Fair value: $20,425,979)..............   $19,392,424
  Mortgage loans on real estate (Fair value:
    $2,125,686)...........................................     2,055,450
Policy loans..............................................       350,501
Other investments.........................................        56,307
                                                            -------------
Total investments.........................................    21,854,682
                                                            -------------
Cash and cash equivalents.................................       146,281
Receivables:
  Reinsurance.............................................        55,298
  Amounts due from brokers................................         5,719
  Other accounts receivable...............................        21,459
  Premiums due............................................         1,329
                                                            -------------
Total receivables.........................................        83,805
                                                            -------------
Accrued investment income.................................       307,177
Deferred policy acquisition costs.........................     1,652,384
Other assets..............................................        21,730
Assets held in segregated asset accounts, primarily common
  stocks at market........................................     8,991,694
                                                            -------------
        Total assets......................................   $33,057,753
                                                            -------------
                                                            -------------
                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits:
  Fixed annuities.........................................  $ 18,492,135
  Universal life-type insurance...........................     2,753,455
  Traditional life-type insurance.........................       210,205
  Disability income, health and long-term care
    insurance.............................................       185,272
Policy claims and other policyholders' funds..............        44,516
Deferred federal income taxes.............................        43,620
Amounts due to brokers....................................       351,486
Other liabilities.........................................       292,024
Liabilities related to segregated asset accounts..........     8,991,694
                                                            -------------
        Total liabilities.................................    31,364,407
                                                            -------------
Stockholder's equity:
Capital stock, $30 per value per share; 100,000 shares
  authorized, issued and outstanding......................         3,000
Additional paid-in capital................................       222,000
Net unrealized appreciation on equity securities..........           114
Retained earnings.........................................     1,468,232
                                                            -------------
        Total stockholder's equity........................     1,693,346
                                                            -------------
Total liabilities and stockholder's equity................  $ 33,057,753
                                                            -------------
                                                            -------------
  Commitments and contingencies (Note 6)

             See accompanying notes to consolidated balance sheet.

                           IDS LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS. IDS Life Insurance Company (the Company) is engaged in the insurance and annuity business. The Company sells various forms of fixed and variable individual life insurance, group life insurance, individual and group disability income insurance, long-term care insurance, and single and installment premium fixed and variable annuities.

    BASIS OF PRESENTATION. The Company is a wholly owned subsidiary of IDS Financial Corporation (IDS), which is a wholly owned subsidiary of American Express Company. The accompanying consolidated balance sheet includes the accounts of the Company and its wholly owned subsidiaries, IDS Life Insurance Company of New York and American Enterprise Life Insurance Company. All material intercompany accounts and transactions have been eliminated in consolidation.

    The accompanying consolidated balance sheet has been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. Also, the consolidated balance sheet is presented on a historical cost basis without adjustment of the net assets attributable to the 1984 acquisition of IDS by American Express Company.

    INVESTMENTS. Investments in fixed maturities are carried at cost, adjusted where appropriate for amortization of premiums and accretion of discounts. Mortgage loans on real estate are carried principally at the unpaid principal balances of the related loans. Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies. Other investments include interest rate caps, real estate and equity securities. When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the estimated realizable value by a charge to income. Equity securities are carried at market value and the related net unrealized appreciation or depreciation is reported as a credit or charge to stockholder's equity.

    The Company has the ability and the intent to recover the costs of these investments by holding them for the forseeable future. The ability to hold investments to scheduled maturity dates is dependent on, among other things, annuity contract owners maintaining their annuity contracts in force.

    The Company will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under the new rules, debt securities that the Company has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that the Company does not

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED have the positive intent and ability to hold to maturity and all marketable equity securities will be classified as available-for-sale and carried at fair value. Unrealized gains and losses on securites classified as available-for-sale will be carried as a separate component of stockholder's equity. The effect of the new rules will be to increase stockholder's equity by approximately $181 million, net of taxes, as of January 1, 1994, but the new rules will have no material impact on the Company's results of operations.

    Interest rate cap contracts are purchased to reduce the Company's exposure to rising interest rates which would increase the cost of future policy benefits for interest sensitive products. Costs are amortized over the lives of the agreements and benefits are recognized when realized.

    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

    DEFERRED POLICY ACQUISITION COSTS. The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for single premium deferred annuities and installment annuities are amortized based upon surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income, health and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

    LIABILITIES FOR FUTURE POLICY BENEFITS. Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

    Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

    Liabilities for future benefits on traditional life insurance have been computed principally by the net level premium method, based on anticipated rates of mortality (approximating the 1965-1970 Select and Ultimate Basic Table for policies issued after 1980 and the 1955-1960 Select and Ultimate

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
Basic Table for policies issued prior to 1981), policy persistency derived from Company experience data (first year rates ranging from approximately 70 percent to 90 percent and increasing rates thereafter), and estimated future investment yields of 4 percent for policies issued before 1974 and 5.25 percent for policies issued from 1974 to 1980. Cash value plans issued in 1980 and later assume future investment rates that grade from 9.5 percent to 5 percent over 20 years. Term insurance issued from 1981 to 1984 assumes an 8 percent level investment rate and term insurance issued after 1984 assumes investment rates that grade from 10 percent to 6 percent over 20 years.

    Liabilities for future disability income policy benefits have been computed principally by the net level premium method, based on the 1964 Commissioners Disability Table with the 1958 Commissioners Standard Ordinary Mortality Table at 3 percent interest for 1980 and prior, 8 percent interest for persons disabled from 1981 to 1991 and 6 percent interest for persons disabled after 1991.

    Liabilities for future benefits on long-term care insurance have been computed principally by the net level premium method, using morbidity rates based on the 1985 National Nursing Home Survey and mortality rates based on the 1983a Table. The interest rate basis is 9.5 percent grading to 7 percent over ten years for policies issued from 1989 to 1992, 7.75 percent grading to 7 percent over four years for policies issued after 1992, 8 percent for claims incurred in 1989 to 1991 and 6 percent for claims incurred after 1991.

    At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127, were $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132. The fair value of these benefits is based on the status of the annuities at December 31, 1993. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at the rate appropriate for contracts issued in 1993.

    REINSURANCE. The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life policies and long term care are primarily reinsured on a coinsurance basis.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    In  1993  the Company  adopted Statement  of Financial  Accounting Standards
(SFAS) No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts." Under SFAS No. 113, amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. Prior to 1993, these amounts were recorded as a reduction of the liability for future insurance policy benefits. The cost of reinsurance is accounted for over the period covered by the reinsurance contract.

    FEDERAL INCOME TAXES. The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between IDS and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of IDS and its subsidiaries that IDS will reimburse a subsidiary for any tax benefit.

    Included in other liabilities at December 31, 1993 is $14,709 payable to IDS for federal income taxes.

    SEGREGATED ASSET ACCOUNT BUSINESS. The segregated asset account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management and mortality and expense assurance fees from the variable annuity and variable life insurance mutual funds and segregated asset accounts. The Company also deducts a monthly cost of insurance charge and receives a minimum death benefit guarantee fee and issue and administrative fee from the variable life insurance segregated asset accounts.

    The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company guarantees, for the variable life insurance policyholders, the cost of the contractual insurance rate and that the death benefit will never be less than the death benefit at the date of issuance.

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    At December 31, 1993 the fair value of liabilities related to segregated asset accounts was $8,305,209. The fair value of these liabilities is estimated as the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable.

2.  INVESTMENTS
    Market values of investments in fixed maturities represent quoted market prices and estimated fair values when quoted prices are not available. Estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

    The change in net unrealized appreciation (depreciation) of investments for the year ended December 31, 1993 is summarized as follows:

Fixed maturities.....................  $ 323,060
Equity securities....................       (156)

    Fair values of and gross unrealized gains and losses on investments in fixed maturities carried at amortized cost at December 31, 1993 are as follows:

                                                   Gross         Gross
                                   Amortized     Unrealized   Unrealized       Fair
                                     Cost          Gains        Losses         Value
                                 -------------  ------------  -----------  -------------
U.S. Government agency
 obligations                     $      63,532  $      3,546   $   1,377   $      65,701
State and municipal obligations         11,072         2,380          --          13,452
Corporate bonds and obligations      9,362,074       768,747      45,706      10,085,115
Mortgage-backed securities           9,978,523       341,067      57,879      10,261,711
                                 -------------  ------------  -----------  -------------
                                    19,415,201     1,115,740     104,962      20,425,979
Less allowance for losses               22,777            --      22,777              --
                                 -------------  ------------  -----------  -------------
                                 $  19,392,424  $  1,115,740   $  82,185   $  20,425,979
                                 -------------  ------------  -----------  -------------
                                 -------------  ------------  -----------  -------------

    The amortized cost  and fair  value of  investments in  fixed maturities  at
December   31,  1993   by  contractual   maturity  are   shown  below.  Expected

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized        Fair
                                                        Cost           Value
                                                    -------------  -------------
Due in one year or less                             $      89,160  $      90,928
Due from one to five years                              1,430,756      1,532,298
Due from five to ten years                              5,488,955      5,924,580
Due in more than ten years                              2,427,807      2,616,462
Mortgage-backed securities                              9,978,523     10,261,711
                                                    -------------  -------------
                                                    $  19,415,201  $  20,425,979
                                                    -------------  -------------
                                                    -------------  -------------

    At December 31, 1993, the amount of net unrealized appreciation on equity securities included $160 of gross unrealized appreciation, $nil of gross unrealized depreciation and deferred tax credits of $46. The fair value of equity securities was $1,900 at December 31, 1993.

    Included in other investments at December 31, 1993 are interest rate caps at amortized cost of $26,923 with a fair value of $14,201. These interest rate caps carry a notional amount of $4,400,000 and expire on various dates from 1994 to 1998.

    At December 31, 1993, bonds carried at $4,184 were on deposit with various states as required by law.

    At December 31, 1993, investments in fixed maturities comprised 89 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $2.1 billion which is rated by IDS internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities by rating on December 31, 1993 is as follows:

Rating
- -------------------------------------------
Aaa/AAA                                      $   9,959,884
Aa/AA                                              258,659
Aa/A                                               160,638
A/A                                              2,021,177
A/BBB                                              654,949
Baa/BBB                                          3,936,366
Baa/BB                                             717,606
Below investment grade                           1,705,922
                                             -------------
                                             $  19,415,201
                                             -------------
                                             -------------

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    At December 31, 1993, 99 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

    At December 31, 1993, approximately 9.4 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate at December 31, 1993 are as follows:

                                             On Balance    Commitments
Region                                         Sheet       to Purchase
- ------------------------------------------  ------------  -------------
East North Central                          $    552,150   $    20,933
West North Central                               361,704        16,746
South Atlantic                                   452,679        52,440
Middle Atlantic                                  260,239        41,090
New England                                      155,214        17,620
Pacific                                          120,378        15,492
West South Central                                43,948           525
East South Central                                73,748            --
Mountain                                          70,410        14,594
                                            ------------  -------------
                                               2,090,470       179,440
Less allowance for losses                         35,020            --
                                            ------------  -------------
                                            $  2,055,450  $    179,440
                                            ------------  -------------
                                            ------------  -------------

                                             On Balance    Commitments
Property Type                                  Sheet       to Purchase
- ------------------------------------------  ------------  -------------
Apartments                                  $    744,788   $    79,153
Department/retail stores                         624,651        65,402
Office buildings                                 234,042        15,583
Industrial buildings                             217,648         9,279
Nursing/retirement homes                          83,768           917
Hotels/motels                                     33,138            --
Medical buildings                                 30,429         5,954
Residential                                           78            --
Other                                            121,928         3,152
                                            ------------  -------------
                                               2,090,470       179,440
Less allowance for losses                         35,020            --
                                            ------------  -------------
                                            $  2,055,450  $    179,440
                                            ------------  -------------
                                            ------------  -------------

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

2.  INVESTMENTS -- CONTINUED
    Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

3.  INCOME TAXES
    The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

    A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1993, the Company had a policyholders' surplus account balance of $19,032. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

    Significant components of the Company's deferred tax assets and liabilities as of December 31, 1993 are as follows:

Deferred tax assets
- --------------------------------------------------------
Policy reserves                                           $  453,436
Life insurance guarantee fund assessment reserve              35,000
                                                          ----------
Total deferred tax assets                                    488,436
                                                          ----------


Deferred tax liabilities
- --------------------------------------------------------
Deferred policy acquisition costs                            509,868
Investments                                                   10,105
Other                                                         12,083
                                                          ----------
Total deferred tax liabilities                               532,056
                                                          ----------
Net deferred tax liabilities                              $   43,620
                                                          ----------
                                                          ----------

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

4.  STOCKHOLDER'S EQUITY
    Retained earnings available for distribution as dividends to parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $922,246 as of December 31, 1993 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1994 in excess of approximately $259,063 would require approval of the Department of Commerce of the State of Minnesota.

    Statutory stockholder's equity as of December 31, 1993 was $1,157,022.

5.  RELATED PARTY TRANSACTIONS
    The Company has loaned funds or agreed to loan funds to IDS under two separate loan agreements. The balance of the first loan was $75,000 at December 31, 1993. This loan can be increased to a maximum of $100,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equities valued at $96,790 at December 31, 1993. The second loan was used to fund the construction of the IDS Operations Center. This loan had an outstanding balance of $84,588 at December 31, 1993. The loan is secured by a first lien on the IDS Operations Center property and has an interest rate of 9.89 percent. The Company also has a loan to an affiliate which was used to fund construction of the IDS Learning Center. At December 31, 1993, the balance outstanding was $22,573. The loan is secured by a first lien on the IDS Learning Center property and has an interest rate of 9.82 percent.

    The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $27,222 at December 31, 1993. The note bears a market interest rate, revised semi-annually, which at December 31, 1993 was
8.42 percent.

    The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from an affiliated company. The accompanying consolidated balance sheet at December 31, 1993 included $759,714 of future policy benefits related to this agreement.

    The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to an affiliated company. The accompanying consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    The Company participates in the retirement plan of IDS which covers all permanent employees age 21 and over who have met certain employment requirements. The benefits are based on the number of years the employee participates in the plan, their final average monthly salary, the level of social

                           IDS LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RELATED PARTY TRANSACTIONS -- CONTINUED
security benefits the employee is eligible for and the level of vesting the employee has earned in the plan. IDS' policy is to fund retirement plan costs accrued subject to ERISA and federal income tax considerations.

    The Company also participates in defined contribution pension plans of IDS which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions.

    The Company participates in defined benefit health care plans of IDS that provide health care and life insurance benefits to retired employees and retired financial planners. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of IDS. IDS expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.  COMMITMENTS AND CONTINGENCIES
    At December 31, 1993, traditional life insurance and universal life-type insurance in force aggregated $46,125,515 of which $3,038,426 was reinsured. The Company also reinsures a portion of the risks assumed under disability income policies.

    Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

    The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.

    The Company received the revenue agent's report for the tax years 1984 through 1986 in February 1992, and has settled on all agreed audit issues. The Company will protest the remaining open issues and, while the outcome of the appeal is not known at this time, management does not believe there will be any material impact as a result of this audit.

7.  LINES OF CREDIT
    The Company has available lines of credit with two banks aggregating $75,000 at 45 to 80 basis points over the banks' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. Borrowings outstanding under these agreements totalled $1,519 at December 31, 1993.

                                 DRAFT CONSENT

The Board of Directors
IDS Life Insurance Company

    We have audited the accompanying consolidated balance sheet of IDS Life Insurance Company (a wholly owned subsidiary of IDS Financial Corporation) as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1993, in conformity with generally accepted accounting principles.

Ernst & Young
Minneapolis, Minnesota
February 3, 1994

                           IDS FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
                                 ($ THOUSANDS)

                                     ASSETS

Investments:
  Investment securities at amortized cost -- fair value
    $23,253,854...........................................   $22,156,263
  Other securities generally at cost -- fair value
    $214,108..............................................       191,718
  Mortgage loans -- fair value $2,301,866.................     2,231,302
Cash and cash equivalents.................................        90,715
Life insurance policy and investment certificate loans....       417,931
Accounts and notes receivable.............................       563,450
Deferred acquisition costs................................     1,746,291
Consumer loans............................................       296,161
Land, buildings and equipment -- less accumulated
  depreciation, $103,460..................................       213,984
Goodwill -- less accumulated amortization, $83,970........       251,897
Other assets..............................................       199,805
Assets held in segregated asset accounts -- primarily
  common stocks at fair value.............................     8,991,694
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------

                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Fixed annuity reserves..................................   $18,492,135
  Life and disability insurance reserves..................     3,169,569
  Investment certificate reserves.........................     2,751,825
  Career Distributors' Retirement Plan....................       234,112
  Open securities transactions............................       299,710
  Short-term borrowings...................................       302,894
  Accounts payable, accrued expenses and other
    liabilities...........................................       961,428
  Liabilities related to segregated asset accounts........     8,991,694
                                                            -------------
        Total liabilities.................................    35,203,367
                                                            -------------
Stockholder's Equity:
  Common stock -- $.01 par -- 100 shares authorized,
    issued and outstanding................................            --
  Additional paid-in capital..............................     1,150,119
  Net unrealized appreciation on equity securities........           114
  Retained earnings.......................................       997,611
                                                            -------------
        Total stockholder's equity........................     2,147,844
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------
  Commitments and contingencies

        See accompanying notes to condensed consolidated balance sheet.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    IDS Financial Corporation (hereinafter referred to as IDS) is a wholly owned subsidiary of American Express Company (parent).

    PRINCIPLES OF CONSOLIDATION. The accompanying condensed consolidated balance sheet is prepared in accordance with generally accepted accounting principles. It includes the accounts of IDS and all of its subsidiaries. All material intercompany accounts have been eliminated in consolidation.

    ANNUITY ACCOUNTING. Liabilities for single premium deferred annuities and installment annuities are accumulation values. Liabilities for fixed annuities in benefit status are the present value of future benefits using established industry mortality tables.

    INSURANCE ACCOUNTING. Liabilities for future benefits on traditional life and disability income and health insurance policies are generally calculated using anticipated rates of mortality, morbidity, policy persistency and investment yields. Liabilities for universal life-type life insurance are accumulation values.

    DEFERRED   ACQUISITION  COSTS.    The   costs  of  acquiring  new  business,
principally sales compensation, policy issue costs and underwriting, have been deferred on annuity, life insurance and other long-term products.

    For annuities, the costs are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of contract considerations over the interest credited to contract owners. For traditional life insurance, and disability income and health insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue. For universal life-type insurance, the costs are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies.

    SEGREGATED ASSET ACCOUNTS.   Assets  and liabilities  related to  segregated
asset accounts represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

    IDS makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS guarantees, for the

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED variable life insurance funds, the cost of the contractual insurance rates and that the death benefit will never be less than the death benefit at the date of issuance.

    INVESTMENT CERTIFICATES. Investment certificates entitle certificate holders, who have either made lump-sum or installment payments, to receive a definite sum of money at maturity. Payments from certificate holders are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates of accumulation. For certificates that allow for the deduction of a surrender charge, cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Investment certificate reserves are maintained for advance payments by certificate holders, additional credits granted and interest accrued on each. The payment distribution, reserve accumulation rates, cash surrender values and reserve values, among other matters, are governed by the Investment Company Act of 1940.

    GOODWILL. Goodwill represents the unamortized excess of cost over the underlying fair value of the net tangible assets of IDS as of the date of acquisition by its parent. Goodwill is being amortized on a straight-line basis over the next 30 years.

    INCOME TAXES. IDS taxable income is included in the consolidated Federal tax return of IDS' parent. Each eligible subsidiary of IDS' parent provides for income taxes on a separate return basis.

    INVESTMENTS. Bonds and notes, mortgage-backed securities, and preferred stocks that either must be redeemed by the issuer or may be redeemed by the issuer at the holder's request are carried at amortized cost. The expected maturities of these investments are, for the most part, matched with the expected payments of fixed annuity, life and disability insurance, and investment certificate future benefits. IDS has the ability to hold these investments to their maturities and has the intent to hold them for the foreseeable future. When there is a decline in value, which is other than temporary, the investments are carried at estimated realizable value.

    Marketable equity securities of IDS and its subsidiaries, other than the life insurance subsidiary, are carried at the lower of aggregate cost or market value. Common and nonredeemable preferred stocks of the life insurance subsidiary are carried at market value. The net unrealized appreciation/ depreciation on such securities is included in stockholder's equity. When there is a decline in value, which is other than temporary, the securities are carried at estimated realizable value.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokerage firms which deal in mortgage-backed securities.

    INTEREST RATE CAPS. IDS purchases interest rate caps as protection against exposed interest rate positions. Cost is amortized to the expiration dates on a straight-line basis. Benefits are recognized when realized.

    MORTGAGE LOANS. Mortgage loans on real estate are carried at amortized cost less reserve for losses. When credit and economic evaluations of the underlying real estate indicate a loss on the loan is likely to occur, an allowance for such loss is recorded. IDS generally stops accruing interest on loans for which interest payments are delinquent more than three months.

    The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

    LAND, BUILDINGS AND EQUIPMENT. Land, buildings and equipment are carried at cost less accumulated depreciation. IDS generally utilizes the straight-line method of computing depreciation.

2.  QUALIFIED ASSETS AND ASSETS ON DEPOSIT
    IDS' subsidiary, IDS Certificate Company, has issued investment certificates to clients. The terms of the investment certificates and the provisions of the Investment Company Act of 1940 require the maintenance of qualified assets. The carrying value of qualified assets at December 31, 1993 aggregated $2,931,737 and exceeded legal requirements.

    Under the terms of the investment certificates, the Investment Company Act of 1940, depository agreements and the statutes of various states relating to investment certificates, assets are required to be on deposit with the states or authorized depositories. Investments, mortgage loans and other assets on deposit at December 31, 1993, aggregated $2,814,974 and exceeded legal requirements.

    IDS' banking subsidiaries are generally required to maintain reserve balances with the Federal Reserve Bank, the Depository Trust Company and other institutions. Based upon the dollar volumes and types of deposit liabilities, the subsidiaries maintained $1,373 in reserves at December 31, 1993.

3.  INVESTMENTS
    Fair  values of bonds and notes,  mortgage-backed securities, and common and
preferred  stocks   represent  quoted   market   prices  where   available.   In

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
the absence of quoted market prices, estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings and comparable issues, price estimates and market data from independent brokers.

    Fair values, and gross unrealized gains and losses of investment securities at amortized cost at December 31, 1993 were:

                                                                  Gross         Gross
                                                    Fair        Unrealized   Unrealized
                                     Cost           Value         Gains        Losses
                                 -------------  -------------  ------------  -----------
Mortgage-backed Securities       $  10,697,725  $  10,995,052  $    358,609   $  61,284
Corporate Bonds and Obligations     10,373,609     11,112,009       792,684      54,282
Preferred Stocks                       801,747        839,941        40,851       2,657
State and Municipal Obligations        258,447        283,010        24,602          39
U.S. Government Agency
 Obligations                            24,735         23,842           484       1,377
                                 -------------  -------------  ------------  -----------
Total Investment Securities      $  22,156,263  $  23,253,854  $  1,217,230   $ 119,639
                                 -------------  -------------  ------------  -----------
                                 -------------  -------------  ------------  -----------

    Contractual maturities of debt securities carried at amortized cost as of December 31, 1993 were:

                                                                       Fair
                                                        Cost           Value
                                                    -------------  -------------
Due within 1 year                                   $     553,129  $     558,107
Due after 1 year through 5 years                        2,062,332      2,174,664
Due after 5 years through 10 years                      6,107,705      6,581,514
Due after 10 years                                      2,735,372      2,944,517
                                                    -------------  -------------
                                                       11,458,538     12,258,802
Mortgage-backed Securities                             10,697,725     10,995,052
                                                    -------------  -------------
Total Investment Securities                         $  22,156,263  $  23,253,854
                                                    -------------  -------------
                                                    -------------  -------------

    (The timing of actual receipts will differ from contractual maturities because issuers may call or prepay obligations.)

    At December 31, 1993, IDS had a valuation allowance of $114 reflecting the net unrealized appreciation of equity securities carried at fair value at that date. The amount is net of $160 of gross unrealized appreciation and deferred taxes of $46.

    IDS will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
and Equity Securities". Under the new rules, debt securities that IDS has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that IDS does not have the positive intent and ability to hold to maturity, as well as all marketable equity securities, will be classified as available for sale or trading and carried at fair value. Unrealized gains and losses on securities classified as available for sale will be carried as a separate component of Stockholder's Equity. Unrealized holding gains and losses on securities classified as trading will be reported in earnings. The effect of the new rules will be to increase Stockholder's Equity by approximately $200 million, net of taxes, as of January 1, 1994. The measurement of unrealized securities gains (losses) in Stockholder's Equity is affected by market conditions, and therefore, subject to volatility.

    Other securities, at cost, include shares in affiliated mutual funds at December 31, 1993 of $106,131. The fair value was $115,465.

    Included in bonds and notes at December 31, 1993 are interest rate caps at amortized cost of $51,733 with an estimated fair value of $21,117. These interest rate caps carry a notional amount of $5,570,000 and expire on various dates from 1994 to 1998.
4.  SHORT-TERM BORROWINGS
    IDS has lines of credit with various banks totaling $495,000, of which $302,894 was outstanding at December 31, 1993. $75,000 of the amount outstanding was borrowed from a related party. The weighted average interest rate on the borrowings was 3.71 percent at December 31, 1993.

    IDS has entered into an interest rate swap agreement expiring in 1999 enabling it to convert $21,000 of its variable-rate borrowings to a fixed interest rate of 8.88 percent. IDS has estimated the cost to terminate the agreement in the current interest rate environment at $2.0 million at December 31, 1993.
5.  RETIREMENT PLANS
    IDS and its subsidiaries have qualified and non-qualified pension plans which cover all permanent employees age 21 and over and certain other employees. Pension benefits generally depend upon length of service, compensation and other factors. Funding of retirement costs for the qualified plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
    The funded status of the plans at December 31, 1993 is set forth in the table below:

                                                                        Unfunded
                                                          Funded Plan     Plan
                                                          -----------  -----------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation........................  $   (67,260)  $  (2,283)
                                                          -----------  -----------
                                                          -----------  -----------
  Projected benefit obligation for service rendered to
    date................................................     (107,261)     (7,003)
Fair value of plan assets, primarily invested in bonds
 and equities...........................................      131,637          --
                                                          -----------  -----------
Plan assets in excess of projected benefit obligation...       24,376      (7,003)
Unrecognized prior service cost being recognized over
 14.2 years.............................................       (1,395)      2,978
Unrecognized net (gain) loss from past experience
 different from assumptions and effects of changes in
 assumptions............................................      (10,266)        801
Unrecognized net transition asset being recognized over
 13.7 years.............................................      (10,812)         --
                                                          -----------  -----------
Prepaid (accrued) pension cost included in other
 assets.................................................  $     1,903   $  (3,224)
                                                          -----------  -----------
                                                          -----------  -----------

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation of all plans was 7.25 percent. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation of all plans was 6.0 percent. The weighted average expected long-term rates of return on plan assets was 9.5 percent.

    The Career Distributors' Retirement Plan is an unfunded, noncontributory, non-qualified deferred compensation plan for IDS financial planners, district managers and division vice presidents, based on their independent contractor earnings.

    IDS sponsors defined benefit health care plans that provide health care and life insurance benefits to employees and financial planners who retire after having worked five years and attained age 55 while in service with IDS or its subsidiaries. Upon retirement, annual health care premiums will be paid through participant contributions and fixed amounts contributed by IDS

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
based on years of service. For employees and financial planners who retired prior to April, 1990, IDS contributes a percentage of their annual health care premiums. The cost of retiree life insurance will be paid entirely by IDS. IDS funds the cost of these benefits as they are incurred.

    The accrued postretirement benefit cost included in other liabilities at December 31, 1993 was $31,883.

    The weighted average discount rates used in determining the 1993 postretirement benefit obligation was 7.25. The rate of increase in the per capita cost of covered benefits was assumed to be 13 percent for 1994; the rate was assumed to decrease one percent per year to seven percent in 2000 and remain at the level thereafter. An increase in the assumed health care cost trend rates by one percentage point, in each year, would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $1,653.

6.  STOCKHOLDER'S EQUITY
    Various state laws, the Investment Company Act of 1940 and terms of investment certificates restrict the amount of dividends that the subsidiaries may pay to IDS. The amount of net assets of subsidiaries which may be transferred to IDS was approximately $699.

7.  COMMITMENTS AND CONTINGENCIES
    IDS is committed to pay aggregate minimum rentals under noncancelable leases for office facilities and equipment in future years as follows: 1994, $57,313; 1995, $50,341; 1996, $40,737; 1997, $30,572; 1998, $24,337 and an aggregate of
$70,334 thereafter.

    Life insurance in force aggregated $46.1 billion at December 31, 1993, of which $3.0 billion was reinsured. Reinsured risks could become a liability in the event the reinsurers become unable to meet the obligations they have assumed.

    Approved but unused consumer lines of credit aggregated $457,038 at December 31, 1993. Of the amount approved, 95 percent is in lines of $25 or less, and less than 1 percent is in lines exceeding $100.

    IDS and certain of its subsidiaries are defendants in various lawsuits. In the opinion of management, the ultimate resolution of these lawsuits, taken in the aggregate, will not materially affect IDS' consolidated financial position.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS
    Concentrations of credit risk of investment securities at cost at December 31, 1993 were:

                                                 On Balance
                                                    Sheet
                                                -------------
By Investment Grade:
  Mortgage-backed Securities                    $  10,697,725
  Aaa/AAA                                             493,228
  Aa/AA                                               288,727
  Aa/A                                                144,222
  A/A                                               2,619,628
  A/BBB                                               671,159
  Baa/BBB                                           5,182,582
  Below Investment Grade                            2,058,992
                                                -------------
                                                $  22,156,263
                                                -------------
                                                -------------

    Mortgage-backed securities are FHLMC, FNMA and GNMA pools which are guaranteed as to principal and interest by agencies of the U.S. Government. Other debt securities are rated by Moody's and Standard & Poors (S&P) except for approximately $2.4 billion which is rated by IDS' analysts using criteria similar to Moody's and S&P. Commitments to purchase investments were $nil at December 31, 1993.

    Concentrations of credit risk of mortgage loans at December 31, 1993 were:

                                             On Balance    Commitments
                                               Sheet       to Purchase
                                            ------------  -------------
Mortgage Loans By Region:
    North Central                           $    896,174   $    36,325
    Atlantic                                     819,082        94,345
    New England                                  162,227        18,130
    South Central                                137,707           900
    Pacific                                      128,311        15,140
    Mountain                                      87,801        14,600
                                            ------------  -------------
                                            $  2,231,302   $   179,440
                                            ------------  -------------
                                            ------------  -------------

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED

                                             On Balance    Commitments
                                               Sheet       to Purchase
                                            ------------  -------------
Mortgage Loans By Property Type:
    Apartments                              $    821,645   $    78,560
    Shopping Ctrs/Retail                         705,319        67,355
    Office Buildings                             261,673        15,675
    Industrial Buildings                         253,557         9,250
    Retirement Homes                              85,338         1,000
    Hotels/Motels                                 36,743            --
    Medical Buildings                             30,430         6,100
    Residential                                      142            --
    Other                                         36,455         1,500
                                            ------------  -------------
                                            $  2,231,302  $    179,440
                                            ------------  -------------
                                            ------------  -------------

    Mortgage loans are first mortgages on real estate. IDS' underwriting policy is that at the time of loan origination, the loan amount cannot exceed 75 percent of appraised value. If a mortgage is in default, IDS can begin foreclosure proceedings. Commitments to purchase mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments is $nil.

    Concentrations of credit risk of unsecured consumer loans at December 31, 1993 were:

                                             On Balance     Approved
                                                Sheet      But Unused
                                             -----------  -------------
Consumer Loans By Region:
    North Central                             $  88,790    $   165,829
    Atlantic                                     76,827        120,307
    Pacific                                      51,707         80,205
    South Central                                34,696         38,637
    New England                                  25,805         27,541
    Mountain                                     18,336         24,519
                                             -----------  -------------
                                              $ 296,161    $   457,038
                                             -----------  -------------
                                             -----------  -------------

    Consumer loans have a variable rate of interest. As a result, the estimated fair value of the consumer loans is approximated to be the carrying value. The estimated fair value of the approved but unused lines of credit is $nil.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED
    Included in accounts receivable at December 31, 1993 are interest and dividends receivable on investments of $350,098 and fees receivable from affiliated mutual funds of $25,507.

9.  FAIR VALUES OF FINANCIAL INSTRUMENTS
    The  following  are  fair  values  of  financial  instruments  not presented
elsewhere  in  the  condensed  consolidated  balance  sheet,  and  methods   and
assumptions that were used to estimate these fair values.

    The estimated fair values for short-term financial instruments, such as cash and cash equivalents, short-term borrowings and customers' deposits are approximated to be the carrying amounts disclosed in the condensed consolidated balance sheet.

    The estimated fair value of fixed annuities future policy benefits is based on the status of the annuities at December 31, 1993. The estimated fair value for deferred annuities approximates the carrying amount less any surrender charges and related loans. The estimated fair value for annuities in non-life contingent payout status approximates the present value of projected benefit payments at the rate appropriate for contracts issued in 1993. At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127 was $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132 at December 31, 1993.

    The estimated fair value of investment certificate reserves is based upon a method appropriate for each class of certificate. The estimated fair value for investment certificates that reprice within a year approximates the carrying value. The estimated fair value for other investment certificates is determined by a discounted cash flow analysis using investment rates currently offered for investment certificates of similar remaining maturities. These amounts are reduced by applicable surrender charges and related loans. At December 31, 1993, the estimated fair value of the investment certificate reserves was $2,694,720, net of certificate loans of $67,429.

    The estimated fair value of liabilities related to segregated asset accounts is the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable. At December 31, 1993, the estimated fair value of these liabilities was $8,305,209.

10.  RELATED PARTY TRANSACTIONS
    IDS has entered into various related party transactions with its parent and the parent's other affiliates.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

10.  RELATED PARTY TRANSACTIONS -- CONTINUED
    IDS has a reinsurance agreement to assume a single premium life line of business from an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $759,714 of liabilities for future policy benefits related to this agreement.

    IDS has a reinsurance agreement to cede 50 percent of its long-term care insurance business to an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    IDS purchased a $35,000 five year secured note from an affiliated company. The note bears a market interest rate, revised semi-annually, which was 8.42 percent at December 31, 1993.

    Included in other liabilities is $30,420 at December 31, 1993 for federal income taxes payable to the parent.

11.  INCOME TAXES
    At December 31, 1993, the life insurance subsidiary had a policyholders' surplus account balance of $19,032. The policyholders' surplus is only taxable if dividends to shareholders exceed the shareholders' surplus account and/or the company is liquidated. Deferred taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

                                 DRAFT CONSENT

The Board of Directors and Shareholders
IDS Financial Corporation

    We have audited, in accordance with generally accepted auditing standards, the consolidated financial statements of IDS Financial Corporation at December 31, 1993, not presented separately herein, and in our report dated February 3, 1994, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.

Ernst & Young
Minneapolis, Minnesota
February 3, 1994

                                                                       EXHIBIT A

                                    FORM OF
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

    AGREEMENT  made the    th day of            , 199 , by  and between IDS Life
Special Income Fund, Inc. (the "Fund"), a Minnesota corporation, and IDS Life Insurance Company ("IDS Life"), a Minnesota corporation.

PART ONE: INVESTMENT MANAGEMENT AND OTHER SERVICES

    (1) The Fund hereby retains IDS Life, and IDS Life hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with suggested investment planning; to determine, consistent with the Fund's investment objectives and policies, which securities in IDS Life's discretion shall be purchased, held or sold and to execute or cause the execution of purchase or sell orders; to prepare and make available to the Fund all necessary research and statistical data in connection therewith; to furnish all administrative, accounting, clerical, statistical, correspondence, corporate and all other services of whatever nature required in connection with the management and administration of the Fund including transfer agent and dividend-disbursing agent services; to furnish or pay for all supplies, printed material, office equipment, furniture and office space as the Fund may require; and to pay or reimburse such expenses of the Fund as may be provided for in Part Three; subject always to the direction and control of the Board of Directors (the "Board"), the Executive Committee and the authorized officers of the Fund. IDS Life agrees to maintain (directly or through the contract described in paragraph (7) of this Part One) an adequate organization of competent persons to provide the services and to perform the functions herein mentioned. IDS Life agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing IDS Life's performance under this Agreement.
    (2) IDS Life agrees that the investment planning and investment decisions will be in accordance with general investment policies of the Fund as disclosed to IDS Life from time to time by the Fund and as set forth in its prospectuses and registration statements filed with the United States Securities and Exchange Commission (the "SEC").
    (3) IDS Life agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of securities for the Fund.
    (4) The Fund agrees that it will furnish to IDS Life any information that the latter may reasonably request with respect to the services performed or to be performed by IDS Life under this Agreement.

    (5) IDS Life is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to prior authorization by the Fund's Board of appropriate policies and procedures, and subject to termination at any time by the Board, IDS Life may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, to the extent authorized by law, if IDS Life determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or IDS Financial Corporation's ("IDS") or IDS Life's overall responsibilities with respect to the Fund and other funds for which it acts as investment adviser.
    (6) It is understood and agreed that in furnishing the Fund with the services as herein provided, neither IDS Life, nor any officer, director or agent thereof shall be held liable to the Fund or its creditors or shareholders for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that IDS Life may rely upon information furnished to it reasonably believed to be accurate and reliable.
    (7) The existence of an investment advisory agreement between IDS Life and IDS is specifically acknowledged and approved.

PART TWO: COMPENSATION TO INVESTMENT MANAGER

    (1) The Fund agrees to pay to IDS Life, and IDS Life covenants and agrees to accept from the Fund in full payment for the services furnished, a fee for each calendar day of each year equal to the total of 1/365th (1/366th in each leap year) of each of the respective percentages set forth below of the net assets of the Fund; to be computed for each day on the basis of net assets as of the close of business of the full business day two (2) business days prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. Net assets as of the close of a full business day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

                                  ASSET CHARGE

  Assets      Annual Rate at
(Billions)   Each Asset Level
- ----------   ----------------
First $1
Next $1
Next $1
Next $3
Next $3
Over $9

    (2) The fee shall be paid on a monthly basis and, in the event of the termination of this Agreement, the fee accrued shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.
    (3) The fee provided for hereunder shall be paid in cash by the Fund to IDS Life within five business days after the last day of each month.

PART THREE: ALLOCATION OF EXPENSES
    (1) The Fund agrees to pay:
        (a) Fees payable to IDS Life for the latter's services under this Agreement.
        (b) All fees, costs, expenses and allowances payable to any person, firm or corporation for services under any agreement entered into by the Fund covering the offering for sale, sale and distribution of the Fund's shares.
        (c) All taxes of any kind payable by the Fund other than federal original issuance taxes on shares issued by the Fund.
        (d) All brokerage commissions and charges in the purchase and sale of assets.
    (2) The Fund agrees to reimburse IDS Life or its affiliates for the aggregate cost of the services listed below incurred by IDS Life in its operation of the Funds.
        (a) All custodian or trustee fees, costs and expenses.
        (b) Costs and expenses in connection with the auditing and certification of the records and accounts of the Fund by independent certified public accountants.
        (c) Costs of obtaining and printing of dividend checks, reports to shareholders, notices, proxies, proxy statements and tax notices to shareholders, and also the cost of envelopes in which such are to be mailed.

        (d) Postage on all communications, notices and statements to brokers, dealers, and the Fund's shareholders.
        (e) All fees and expenses paid to directors of the Fund; however, IDS Life will pay fees to directors who are officers or employees of IDS Life or its affiliated companies.
        (f) Costs of fidelity and surety bonds covering officers, directors and employees of the Fund.
        (g) All fees and expenses of attorneys who are not officers or employees of IDS Life or any of its affiliates.
        (h) All fees paid for the qualification and registration for public sales of the securities of the Fund under the laws of the United States and of the several states of the United States in which the securities of the Fund shall be offered for sale.
        (i) Cost of printing prospectuses, statements of additional information and application forms for existing shareholders, and any supplements thereto.
        (j) Any losses due to theft and defalcation of the assets of the Fund, or due to judgments or adjustments not covered by surety or fidelity bonds, and not covered by agreement or obligation.
        (k) Expenses incurred in connection with lending portfolio securities of the Fund.
        (l) Expenses properly payable by the Fund, approved by the Board.

PART FOUR: MISCELLANEOUS

    (1) IDS Life shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund.
    (2) A "full business day" shall be as defined in the By-laws.
    (3) The Fund recognizes that IDS and IDS Life now render and may continue to render investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the Fund and that IDS and IDS Life manage their own investments and/or those of their subsidiaries. IDS and IDS Life shall be free to render such investment advice and other services and the Fund hereby consents thereto.
    (4) Neither this Agreement nor any transaction had pursuant hereto shall be invalidated or in any way affected by the fact that directors, officers, agents and/or shareholders of the Fund are or may be interested in IDS or IDS Life or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of IDS or IDS Life are or may be interested in the Fund as directors, officers, shareholders, or otherwise; or that IDS or IDS Life or any successor or assignee, is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither IDS or IDS Life, nor any officer, director or employee thereof or of the Fund, shall sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations or orders of the SEC.
    (5) Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party's principal place of business in Minneapolis, Minnesota, or to such other address as either party may designate in writing mailed to the other.
    (6) IDS Life agrees that no officer, director or employee of IDS Life will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:
        (a) Officers, directors or employees of IDS Life from having a financial interest in the Fund or in IDS Life.
        (b) The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers, directors or employees is an officer, director or employee of IDS Life, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.
        (c) Transactions with the Fund by a broker-dealer affiliate of IDS Life as may be allowed by rule or order of the SEC, and if made pursuant to procedures adopted by the Fund's Board.
    (7) IDS Life agrees that, except as herein otherwise expressly provided or as may be permitted consistent with the use of a broker-dealer affiliate of IDS Life under applicable provisions of the federal securities laws, neither it nor any of its officers, directors or employees shall at any time during the period of this Agreement, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Fund) or other assets by or for the Fund.

PART FIVE: RENEWAL AND TERMINATION

    (1) This Agreement shall continue in effect until         , 199 , or until a
new agreement is approved by a vote of the majority of the outstanding shares of the Fund and by vote of the Fund's Board, including the vote required by (b) of this paragraph, and if no new agreement is so approved, this Agreement shall continue from year to year thereafter unless and until terminated by either party as hereinafter provided, except that such continuance shall be specifically approved at least annually (a) by the Board of the Fund or by a vote of the majority of the outstanding shares of the Fund and (b) by the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the Investment Company Act of 1940, as amended (the "1940 Act").
    (2) This Agreement may be terminated by either the Fund or IDS Life at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board of the Fund or by a vote of the majority of the outstanding voting shares of the Fund. The vote of the majority of the outstanding voting shares of the Fund for the purpose of this Part Five shall be the vote at a shareholders' regular meeting, or a special meeting duly called for the purpose, of 67% or more of the Fund's shares present at such meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or more than 50% of the outstanding voting shares of the Fund, whichever is less.
    (3) This Agreement shall terminate in the event of its assignment, the term "assignment" for this purpose having the same meaning as set forth in the 1940 Act.
    IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

                                          IDS LIFE SPECIAL INCOME FUND, INC.

                                          By:
                                          -----------------------------------

                                          IDS LIFE INSURANCE COMPANY

                                          By:
                                          -----------------------------------

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS


IDS LIFE SPECIAL INCOME FUND, INC.

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X
- --------------------------------

X
- --------------------------------

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                         For     With-  Excep-
                                                held   tion

1. Election of Board Members            ( )     ( )    ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, JAMES A. MITCHELL, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                        For    Against      Abstain
2. Ratification of
   Independent Auditors                 ( )       ( )        ( )

3. Approval of New Investment
   Management and
   Services Agreement                   ( )       ( )        ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                              ( )       ( )        ( )

5. Approval of Changes in      FOR each policy
   Fundamental Investment      listed below (except      AGAINST      ABSTAIN
   Policies                    as marked to the          ALL          ALL
                               contrary)
                                  ( )                    ( )          ( )
If you do NOT wish to approve a policy change, please check the appropriate box below:
( )  A. Margin/Sell Short                ( )  E. Illiquid Securities
( )  B. Investment Companies             ( )  F. Cash Loans
( )  C. Control or Manage                ( )  G. Real Estate
( )  D. Exploration/Development

Dear Contract Owner,


IDS Life Insurance Company and IDS Life of New York are asking for your instructions on how to vote the shares of the Fund. It is important for you to study the proposals in the enclosed proxy statement carefully. For a quick review of the proposals, here is a summary.


The first two proposals, election of directors and ratification of auditors, are matters requiring shareholder action at every regular meeting of shareholders. The third proposal is a new Investment and Services Agreement. The other Fund Boards in the IDS MUTUAL FUND GROUP are recommending changes in the structures of their Funds whereby the Funds would offer multiple classes of shares. This creates a need to eliminate the group asset component from the Investment Management and Services Agreement. Except for the change in the fee schedule, the new Investment and Services Agreement is the same as the current agreement.


Proposal (4) is a new investment policy that will permit the fund to invest all of its assets in another investment company. If this proposal is approved, the Board could adopt a new structure which would be a master investment fund and related feeder shareholder funds. This is explained in detail in the proxy. The

Board would approve such structure only if it believes the structure is in the interest of shareholders.


Proposal (5) makes a number of investment policies "non-fundamental." That is, the Board, instead of shareholders as is now the case, could make changes to the policies. The purpose is flexibility. By giving the power to change the policies to the Board, changes can be made as regulations change or as new investment strategies and products are developed.


Let me urge you to study and vote the enclosed proxy card. The Board strongly supports these proposals because they serve contract holder's interests.


                                     -2-